Other Long-Term Investments	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Other Long-Term Investments

7.	OTHER LONG-TERM INVESTMENTS

	December 31,
	2014	2013

Treasury Bill	$-	$109,294
Tax Prepayments	75,376	144,959

	$75,376	$254,253

On October 20, 2009, Turquoise Hill purchased a Treasury Bill (“T-Bill”) from the Mongolian Government, having a face value of $115.0 million, for $100.0 million. The annual rate of interest on the T-Bill was set at 3.0%. The maturity date of the T-Bill was October 20, 2014 and the $115.0 million face value was repaid by the Mongolian Government on October 17, 2014.

Turquoise Hill made tax prepayments to the Mongolian Government of $50.0 million and $100.0 million on April 7, 2010 and June 7, 2011 respectively. The after-tax rate of interest on the tax prepayment balance is 1.59% compounding annually. Taxes payments are offset at the rate of $5.0 million per month since September 2013. Unless already offset fully against Mongolian taxes, the Mongolian Government is required to repay any remaining tax prepayment balance, including accrued interest, on the fifth anniversary of the date the tax prepayment was made. At December 31, 2014, Turquoise Hill had recognized an $80.0 million (2013 - $nil) reduction in the tax prepayment balance relating to $60.0 million of tax offsets in 2014 and $20.0 million of tax offsets in 2013.

Turquoise Hill designated the T-Bill and tax prepayments as available-for-sale investments because they were not purchased with the intent of selling them in the near term while Turquoise Hill’s intention to hold them to maturity was uncertain. The fair values of the T-Bill and tax prepayments are estimated based on available public information regarding what market participants would consider for such investments.

Changes in the fair value of available-for-sale investments are recognized during the period in other comprehensive income.

Turquoise Hill used a discounted cash flow approach to value the T-Bill and tax prepayments incorporating the following weighted average assumptions:

	T-Bill		Tax Prepayments
	December 31,		December 31,
	2014	2013	2014	2013
T-Bill Face Value	$-	$115,000	-	-
Tax Prepayments Remaining	-	-	$70,000	$150,000
Fair Value	$-	$109,294	$75,376	$144,959
Discount Rate	-	6.6%	6.6%	6.6%
Term	-	0.8 years	0.8 years	1.4 years

Based on the discounted cash flow model as at December 31, 2014, the fair value of the tax prepayments was estimated at $75.4 million. During 2014, Turquoise Hill recorded an unrealized gain of $3.2 million (2013 - $0.3 million unrealized loss) and $8.5 million (2013 - $11.7 million unrealized loss) on the T-Bill and tax prepayments respectively in other comprehensive income.